Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the following Registration Statements
(1) Registration Statement (Form S-8 No. 333-161685) pertaining to Hastings Entertainment, Inc. 2002 Stock Grant Plan for Outside Directors,
(2) Registration Statement (Form S-8 No. 333-137190) pertaining to Hastings Entertainment, Inc. 2002 Stock Grant Plan for Outside Directors,
(3) Registration Statement (Form S-8 No. 333-137189) pertaining to Hastings Entertainment, Inc. 2002 Stock Option Plan for Outside Directors,
(4) Registration Statement (Form S-8 No. 333-137188) pertaining Hastings Entertainment, Inc. 2006 Incentive Stock Plan,
(5) Registration Statement (Form S-8 No. 333-127807) pertaining to Hastings Entertainment, Inc. 2002 Stock Option Plan for Outside Directors,
(6) Registration Statement (Form S-8 No. 333-60997) pertaining to Hastings Entertainment, Inc. Associates’ 401(K) Plan and Trust Agreement,
(7) Registration Statement (Form S-8 No. 333-61007) pertaining to Hastings 1994 Stock Option Plan, Hastings 1991 Stock Option Plan, Amended 1996 Incentive Stock Plan, Chief Executive Officer Stock Option Plan, Hastings Books, Music & Video, Inc. Management Stock Purchase Plan, Hastings Entertainment, Inc. 1996 Stock Option Plan for Outside Directors, and Hastings Entertainment, Inc. 1998 Stock Grant Plan for Outside Directors,
(8) Registration Statement (Form S-8 No. 333-90802) pertaining to Hastings Entertainment, Inc. 2002 Stock Grant Plan for Outside Directors,
(9) Registration Statement (Form S-8 No. 333-90858), pertaining to Hastings Entertainment, Inc. 2002 Incentive Stock Plan, and
(10) Registration Statement (Form S-8 No. 333-90860) pertaining to Hastings Entertainment, Inc. 2002 Stock Option Plan for Outside Directors
of our report dated April 20, 2011, with respect to the consolidated financial statements and schedule of Hastings Entertainment, Inc., included in this Annual Report (Form 10-K) for the year ended January 31, 2011.
/s/ Ernst & Young LLP
Fort Worth, Texas
April 20, 2011